NUVEEN CORE PLUS BOND ETF

SUPPLEMENT DATED FEBRUARY 11, 2025

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED NOVEMBER 29, 2024

Kevin R. Lorenz has announced that he will retire from Nuveen on July 1, 2025. He will continue to serve as a portfolio manager of the Nuveen Core Plus Bond ETF (the “Fund”) until that time.

Effective February 11, 2025, Kristal Y. Seales has been named a portfolio manager of the Fund. Accordingly, the following information supplements the “Portfolio Managers” description under the “Management” section of the Fund’s Summary Prospectus and the “Fund Management—Who Manages the Funds” section of the Fund’s Prospectus.

Kristal Y. Seales, CFA is a Managing Director, Portfolio Manager at Nuveen Asset Management, LLC (“NAM”) (fixed income portfolio management). She joined NAM in 2001 and has total industry experience since 2001.

There are no other changes to the Fund’s portfolio management team, and there are no changes to the Fund’s investment objectives, principal investment strategies or principal risks.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

NGN-NCPB-0225P